Exhibit j


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" and "Experts" and to the use of our report dated June 11, 1999 included in this Registration Statement (Form N-1A No. 33-40771) of Comstock Partners Funds, Inc.


                                            /s/ ERNST & YOUNG LLP



New York, New York
August 25, 1999